CONVERTIBLE REDEEMABLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2019
CONVERTIBLE REDEEMABLE PREFERRED SHARES
CONVERTIBLE REDEEMABLE PREFERRED SHARES

15. CONVERTIBLE REDEEMABLE PREFERRED SHARES

From 2014 to 2015, the Group issued several rounds of Pre-IPO Preferred Shares to certain investors. All series of Pre-IPO Preferred Shares had the same par value of US$0.0001 per share.

In May 2016, the Group issued convertible loans in the aggregated principal amount of RMB654,680,000 (US$100,000,000) with compounding interest at 12% per annum, maturing two years after the issuance date. In October 2017, the convertible loans were converted into 33,857,797 shares of Pre-IPO Series C-1 Preferred Shares and 5,974,905 shares of Pre-IPO Series C-2 Preferred Shares, respectively. The accrued but unpaid convertible loans interests were waived by the investors of the convertible loans upon the conversion of the convertible loans.

Upon the completion of the Company’s IPO in December 2017, all of the issued and outstanding Pre-IPO Preferred Shares were automatically converted and redesignated into Class A Ordinary Shares on a one-for-one basis.

The Group determined that the Pre-IPO Preferred Shares should be classified as mezzanine equity upon their respective issuance since the Pre-IPO Preferred Shares were contingently redeemable, and accreted changes in the redemption value over the period from the date of issuance to their respective earliest redemption date using effective interest method. Changes in the redemption value should be considered as changes in accounting estimates. The accretion was recorded against retained earnings, or in the absence of retained earnings, by charges against additional paid-in capital. Once additional paid-in capital was exhausted, additional charges was recorded by increasing the accumulated deficit. The accretion of Pre-IPO Preferred Shares was RMB82.1 million for the year ended December 31, 2017.